Exhibit 10.2

Execution Version

[****] = Certain confidential information contained in this document has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

AMENDMENT N°1 to the

MANUFACTURING AND SUPPLY AGREEMENT
Effective as of September 1St, 2013

THIS AMENDMENT is effective as of the 18th day of March, 2019 (the “Amendment Effective Date”)

BETWEEN

VIVUS, Inc., a corporation incorporated under the laws of the State of Delaware USA, having its registered office at 900 E. Hamilton Avenue, Suite 550 Campbell, CA 95008, USA;

Hereinafter referred to as “VIVUS” and as the “Purchaser”;

AND

SANOFI WINTHROP INDUSTRIE, a company organized and existing under the laws of France, having its principal offices at 20 avenue Raymond Aron, 92165 Antony Cedex, France, acting for itself and on behalf of its Affiliates as hereinafter defined;

Hereinafter collectively referred to as “SWI”

VIVUS and SWI are hereinafter individually referred to as “Party” and collectively referred to as the “Parties.”

WHEREAS the Parties entered into that certain MANUFACTURING AND SUPPLY AGREEMENT effective as of September 1, 2013, (the “Agreement”);

WHEREAS the Parties now desire to make certain amendments to the terms and conditions of the Agreement, as reflected below in this amendment No. 1 (the “Amendment”)  effective on the Amendment Effective Date;

WHEREAS all capitalized terms used in this Amendment shall be as defined in the Agreement unless otherwise defined herein; and

WHEREAS the Parties expressly acknowledge and agree that (a) except as expressly provided in this Amendment, all provisions of the Agreement, which are not expressly modified by the terms set forth in this Amendment shall remain valid and unchanged and apply to the Amendment, (b) this Amendment is an integral part of the Agreement, and (c) other than this Amendment, no other binding alteration, amendment, change or addition to the Agreement exists as of the Amendment Effective Date.

NOW THEREFORE THE PARTIES AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

1.	Amendment of Section 1— “Exclusive Territory” and “Semi-Exclusive Territory”

The definition of “Semi-Exclusive Territory” shall be deleted in its entirety, and the definition of “Exclusive Territory” shall be replaced in its entirety with the following:

Execution Version

“Exclusive Territory” shall mean all countries in the Purchaser Territory.

2.	Amendment of Section 2 - SUPPLY OF PRODUCTS

Section 2.1 shall be replaced in its entirety with the following:

2.1 Supply of Product.

(a) Supply and Purchase of Product. Except as may otherwise be provided in this Section 2.1, SWI undertakes to supply and cause to be delivered, and Purchaser undertakes to purchase exclusively from SWI, Purchaser’s total needs of Product for commercial supply in the Exclusive Territory. Purchaser agrees to purchase the Product from SWI, pursuant to Purchase Orders submitted to SWI by Purchaser, from time to time in accordance with Section 2.3.

(b) Minimum Quantities. During the Term and for the duration of this Agreement, Purchaser hereby agrees to purchase a minimum of [****] final blend Batches of Product annually (“Minimum Yearly Quantity”). Such Minimum Yearly Quantity shall not be subject to any reduction whatsoever; provided, however, that SWI agrees and acknowledges that any prior Minimum Yearly Quantity from the Effective Date of the Agreement through to December 31, 2018 are hereby waived and forgiven in full.

(c)SWI acknowledges and agrees that Purchaser or its sub-licensees may sell any saleable tablets that Purchaser, or its sub-licensees, produce in connection with the validation of drug product manufacturing sites; provided, however, that such validation quantities are not to exceed [****] batches in total of each dosage. The Parties hereto agree that the total estimated annual yield is [****].

The Parties expressly acknowledge and agree that, as of the Amendment Effective Date Section 2 of the Agreement is amended so that to remove any obligation related to Semi-Exclusive Territory.

Section 2.4 Prescribed Yield of the Agreement shall be replaced in its entirety as follows:

2.4Prescribed Yield

(a)Generally. As of the Amendment Effective Date, the Parties acknowledge and agree that the Prescribed Yield for tableted Product shall be [****] percent ([****]%) of the projected Product obtained for the yield of each batch. Prescribed Yield is calculated as follows:

(annual mean amount of Compound in the useable yield in bulk tablets)

(annual mean amount of dispensed Compound to the Compound + mannitol milling step)

At the time of this Amendment, the [****] percent ([****]%) prescribed yield was calculated as follows:

(mean [****] of Compound contained in a bulk tablet lot)

([****] of Compound dispensed to the milling step)x 100 = [****]%

The Parties further acknowledged and agree that this percentage represents Product yield to date as of the Amendment Effective Date, and reflects the percentage of actual yield in tablets vs. the

Execution Version

total amount of Compound input into each batch of Finished Product and its calculated theoretical tablet yield.

During the [****] period following the Amendment Effective Date, SWI agrees to perform optimization studies as mutually agreed upon (including SWI quoted and agreed upon expenses being funded by Purchaser) with the goal of reducing the overage of Compound added at the milling steps in order to increase the Prescribed Yield. Purchaser agrees to [****]. At the end of this [****] period, any process changes would be evaluated by the Parties and implemented, if feasible, based on the regulatory and cGMP requirements identified for such change. Once actions are implemented, a new Prescribed Yield will be established based on the tablet yields experienced over such [****] period. If such attempts to reduce the overage are unsuccessful, SWI will not be penalized beyond shortfall payment vs the Prescribed Yield.

(b)Shortfalls. To the extent that the total yield of all Batches of Product in the aggregate fall below the Prescribed Yield for the relevant Calendar Year and such event is not directly attributable to any information or improper materials supplied by Purchaser or any other acts or omissions by Purchaser (a “Yield Shortfall”), SWI shall [****].

(c)Excess. Once the studies are implemented to reduce the Compound overage and increase yield, a new Prescribed Yield is established, and to the extent that the total yield of all Batches of Product in the aggregate exceed [****]% for the relevant Calendar Year (a “Yield Excess”), the Parties shall [****] of the Compound resulting from such Yield Excess. Notwithstanding the above, the [****] for Yield Excess will not commence until [****] percent ([****]%).’

3.	Amendment of Section 9 - TERM; TERMINATION

Pursuant to Section 9.1 of the Agreement, the initial term of the Agreement expires on January [16], 2021, which represents five (5) years after the date of the first commercial sale. The Parties wish to extend the initial term of the Agreement to December 31, 2023.

Therefore, Section 9.1 shall be replaced in its entirety with the following:

‘9.1Term. This Agreement shall become effective as of September 1, 2013 and unless terminated as provided herein, shall remain in full force and effect until December 31st, 2023 (the “Term”).

Either Party shall be entitled to terminate the Agreement subject to [****] prior written notice to the other Party, it being specified, however, that the [****] prior notice period cannot be effective before December 31, 2021. Thereafter, the Agreement shall be automatically renewed for successive one (1) year terms, unless either Party provides notice of their desire to not renew for a subsequent one (1) year term at least [****] in advance of the end of the then current term.’

4.	Amendment of Section 16.6 - ASSIGNMENT

Section 16.6 shall be replaced in its entirety by the following provision:

‘16.6Assignment. Neither Party may subcontract, assign, extend or transfer any of its rights and obligations under this Agreement without the express and prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; except that:

Execution Version

(i)

VIVUS may transfer or assign its rights and obligations under this Agreement, in whole or in part, to its Affiliates, in whole to a single Commercialization Partner, or a third party in connection with a sale, sublicense, transfer or assignment of (a) rights relating to the manufacture or the Product, or (b) all or substantially all of its assets or (c) the business relating to the Product; and

(j)

SWI may transfer or assign its rights and obligations under this Agreement (a) to its Affiliate; or (b) in connection with a sale, sublicense, transfer or assignment of all or substantially all of the assets or rights relating to the manufacture of the Product.

No assignment or transfer of this Agreement or of any rights hereunder shall relieve the assigning Party of any of its obligations and liabilities hereunder, unless the assignee undertakes in writing to, and can reasonably, assume such obligations and liabilities.

Any assignment or attempted assignment in violation of the terms of this Section 16.6 shall be null, void and of no legal effect.’

5.	Addition of Section 8.5 REGULATORY SUPPORT

Section 8.5, as reflected below, shall be added to the Agreement:

‘8.5Regulatory Support. SWI agrees to support Purchaser, its sub-licensees and commercial partners with the applicable manufacturing documentation necessary to meet regulatory requirements in the Territory. At the time of signature of this amendment, the cost of this support will equal [****] Euros [****],  [****]. This cost will be indexed with [****] outlined in Exhibit B. The Parties will review this support as needed and will adjust as necessary and as mutually agreed upon in order to support the then current business, including, if deemed necessary, a reduction or termination of such regulatory support services. This cost will be billed [****].’

6.	Amendment to EXHIBIT B

EXHIBIT B of the Agreement shall be deleted in its entirety and replaced with the following:

‘EXHIBIT B
Price

The Price for each dosage form of the Product is as follows:

		10 batch Minimum	30 batch Minimum
	Dosage	2018 Price per 1000 tablets	2018 Price per 1000 tablets
Avanafil tablets	[****]	[****]	[****]
Avanafil tablets	[****]	[****]	[****]
Avanafil tablets	[****]	[****]	[****]

As from January 1, 2019, and thereafter on a [****] basis, the purchase price defined above shall be reviewed and amended according to the latest available [****]

Execution Version

In witness whereof, the Parties have executed this Amendment to the Agreement as of the Amendment Effective Date, by their authorized officers, who by signing confirm their authority and intention to bind the Party they represent. This Amendment is so executed in the English language in two (2) counterparts, each of which shall be deemed to be an original.

SANOFI WINTHROP INDUSTRIE

Date:  28/03/2019

By:    /s/Andrea Ruggeri

Name:Andrea Ruggeri

Title:Head of Pharma Core and Global Established Products Sites

VIVUS, Inc.

Date:  22 May 2019

By:    /s/ John L. Slebir

Name:  John L. Slebir

Title:  SVP, General Counsel